EXHIBIT 10

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO. 00011	3. EFFECTIVE DATE 09/18/2014	4. REQUISITION/PURCHASE REQ. NO. 0000HCGE-2014-75331	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	8219	7. ADMINISTERED BY (If other than Item 6) CODE		8219
Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539		Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State, and ZIP Code) EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD # 1 LANSING, MI 48906-2933		(√)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. 200-2011-42084
CODE 026489018	FACILITY CODE		10B. DATED (SEE ITEM 13) 09/30/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ___ is extended, ___ is not extended.
 Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)    By completing Items 8 and 15, and returning  ____  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Section B
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(√)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.            THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.217-6, Option for Increased Quantity
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to:
a.    Increase and fund [**] doses (from [**] total doses to [**] total doses) on CLIN 0003 in the amount of $[**];
b.    Exercise and fund [**] doses on CLIN 0004 in the amount of $[**];
c.    As a result of this modification, total funding and contract value are increased by $207,064,090.68 from $704,281,833.96 to $911,345,924.64

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER Christine N Godfrey
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY /s/ Christine N Godfrey (Signature of Contracting Officer)		16C. DATE SIGNED 9/18/2014
NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE 30-105 Prescribed by GSA FAR (48 CFR) 53.243

Option 2 Option for Additional Items Items:
ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE	EXTENDED PRICE
0003	BioThrax [**] product BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below	[**] Doses	$[**]	$[**]
Line(s) Of Accounting 939028D 2642 2014 75-14-0943 5623RF1101 $[**]
Option 3 Option for Additional Items Items:
ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE	EXTENDED PRICE
0004	BioThrax [**] product BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below	[**] Doses	$[**]	$[**]

Line(s) Of Accounting
927ZLBG 2642 2014 75-14-0943
5623RF1101 $[**]
93900AX 2642 2014 75-X-0956
5664711101 $[**]
939028D 2642 2014 75-14-0943
5623RF1101 $[**]
939028E 2642 2014 75-14-0943
5623RF1101 $[**]
939ZWUX 2642 2014 75-X-0956
 5664711101 $[**]